UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2014

Saddlebrook Resorts, Inc.

(Exact name of registrant as specified in its charter)

Florida	2-65481	59-1917822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Saddlebrook Way Wesley Chapel, Fl. 33543

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 813-973-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2014, the Company accepted the resignation of Gregory R. Riehle from the positions of Senior Vice President and Legal Counsel. As of August 1, 2014 the Company does not have plans for filling the vacancies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc.

Date 08/05/2014	By:	/s/ Donald L. Allen
Name: Donald L. Allen
Title: Vice President and Treasurer
(Principal Financial and Accounting Officer)